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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 7, 2003

                              XYBERNAUT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


             Delaware                   0-15086                 54-1799851
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   (State or Other Jurisdiction (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


         12701 Fair Lakes Circle,
            Fairfax, Virginia                                    22033
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(Address of Principal Executive Offices)                       (Zip Code)


      (Registrant's telephone number, including area code): (703) 631-6925



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure
         ---------------------------------------

         On November 13, 2003, during an investor conference call that was previously announced, Edward G. Newman, Chief Executive Officer and Chairman of the Board of Directors of Xybernaut Corporation (the "Company"), indicated that, barring unforeseen circumstances, the Company was in the process of having the best quarter in its history.

         On November 7, 2003, Xybernaut Corporation (the "Company") issued a press release announcing plans to host its Annual Meeting of Shareholders at 9:30 A.M. Eastern Time on Thursday, December 11, 2003. The meeting will take place at the The Waterford at Fair Oaks, 12025 Lee Jackson Memorial Highway, Fairfax, VA 22033.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release of Xybernaut Corporation dated November
                           7, 2003.
         99.2              Press Release of Xybernaut Corporation dated November
                           12, 2003.


Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On November 12, 2003, the Company issued a press release announcing results for its fiscal quarter ended September 30, 2003.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.2.

         In addition, the Company sets forth below certain information relating to its net operating expenses, a Non-GAAP Financial Measure as defined in Regulation G, which information has been previously posted on the Company's website at www.Xybernaut.com under the Investing section.

NON-GAAP FINANCIAL MEASURES - NET OPERATING EXPENSES

         The term "net operating expense" represents a non-GAAP financial measure within the meaning of Securities and Exchange Commission ("SEC") regulations. The Company's management uses "net operating expenses" in reviewing the results of its operations as well as in


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analyzing the impact of the various  cost-saving  initiatives it has implemented or plans to implement in the future. When used herein, net-operating expenses represent total operating expenses as reported on the Company's consolidated statements of operations (as reported in accordance with U.S. GAAP) as adjusted for restructuring charges (as reported in accordance with U.S. GAAP) as well as certain other non-recurring transactions (that do not meet the criteria for recordation as restructuring charges).

         Management believes that by reviewing net operating expenses, it is better able to focus on the Company's recurring operations than it would be if it reviewed total operating expenses, which include charges such as severance payments to terminated employees, charges related to reductions in facilities and other large charges related to non-recurring activities.

         The net operating expenses discussed or presented in the Company's press releases, SEC filings, conference calls or other public disclosures reconcile to the total operating expenses included on the Company's consolidated statements of operations as follows:


                                                   FOURTH QUARTER   FIRST QUARTER SECOND QUARTER   THIRD QUARTER
                                                      OF 2001          OF 2002        OF 2002         OF 2002
                                                    ------------    ------------   ------------    ------------
Total operating expenses                            $ 10,114,109    $  8,745,553   $  7,102,474    $  8,101,940
Restructuring charges                                       --              --         (155,234)       (361,227)
Charges for cancellation of a
     marketing and lease agreement                          --              --             --          (729,511)
(Reserve), and subsequent reversal,
     of note receivable                                     --              --             --        (1,015,575)
                                                    ------------    ------------   ------------    ------------
Net operating expenses                              $ 10,114,109    $  8,745,553   $  6,947,240    $  5,995,627
                                                    ============    ============   ============    ============
                                                    FOURTH QUARTER  FIRST QUARTER SECOND QUARTER  THIRD QUARTER
                                                       OF 2002         OF 2003       OF 2003         OF 2003
                                                    ------------    ------------   ------------    ------------
Total operating expenses                            $  4,092,317    $  4,184,179   $  3,937,453    $  3,809,716
Restructuring charges                                   (521,699)           --             --              --
Charges for cancellation of a
     marketing and lease agreement                      (127,500)           --             --              --
(Reserve), and subsequent reversal,
     of note receivable                                1,015,575            --             --              --
                                                    ------------    ------------   ------------    ------------
Net operating expenses                              $  4,458,693    $  4,184,179   $  3,937,453    $  3,809,716
                                                    ============    ============   ============    ============

         Prior to the periods presented above, there are no differences between net operating expenses and total operating expenses as included on the Company's consolidated statements of operations, and a reconciliation is therefore not appropriate.

         The information contained in this Current Report on Form 8-K under Item 12 is being furnished to the SEC, shall not be considered "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, shall not be subject to the requirements of Item 10 of Regulation S-

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K, and shall not be incorporated by reference into any  registration  statement, proxy statement, or other report under the Securities Act of 1933, as amended, or under the Exchange Act, except as specifically set forth in such statement or report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 13, 2003                         XYBERNAUT CORPORATION


                                                   By: /s/ Thomas D. Davis
                                                       -------------------------
                                                       Thomas D. Davis
                                                       Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

  99.1           Press Release of Xybernaut Corporation dated November 7, 2003.
  99.2           Press Release of Xybernaut Corporation dated November 12, 2003.